UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 4, 2009

SYBASE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-16493 (Commission File Number)	94-2951005 (I.R.S. Employer Identification Number)
One Sybase Drive
Dublin, CA 94568
(Address of principal executive offices, including zip code)
(925) 236-5000
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e) Compensatory Arrangements of Certain Officers.
     On February 4, 2009 the Sybase, Inc. (the “Company”) Compensation Committee of the Board of Directors approved, and on February 5, 2009 the full Board of Directors ratified, the 2009 compensation of Mr. John S. Chen, the Company’s Chairman, CEO and President. On February 4, 2009 the Compensation Committee of the Board of Directors approved the 2009 compensation of the following Company officers (i) Marty Beard, President, Sybase 365, (ii) Dr. Raj Nathan, SVP and Chief Marketing Officer, (iii) Jeff Ross, SVP & Chief Financial Officer, and (iv) Steven Capelli, President Worldwide Field Operations.
On February 4, 2009, the Compensation Committee approved a discretionary performance bonus for most of the Company’s employees who otherwise were receiving a bonus for fiscal year 2008 under a “2008 Bonus Program.” The amount of the discretionary performance bonus to be paid to each such employee is equal to 20% of the amount of the bonus to be received by such employee under the 2008 Bonus Program in which he or she participated. The Company’s Named Executive Officers will receive such a discretionary performance bonus. On February 5, 2009, the Board ratified the granting of such discretionary performance bonus to the Chief Executive Officer.
Letters detailing 2009 cash compensation (including base salary, targeted bonus and total targeted earnings) and long-term incentive awards for Mr. Chen and the officers named above are filed as Exhibits 99.1 to 99.6 to this report.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description

99.1	Letter, dated February 5, 2009 to John S. Chen regarding 2009 compensation.

99.2	Letter, dated February 5, 2009 to Marty Beard regarding 2009 compensation.

99.3	Letter, dated February 5, 2009 to Steve Capelli regarding 2009 compensation.

99.4	Letter, dated February 5, 2009 to Raj Nathan regarding 2009 compensation.

99.5	Letter, dated February 5, 2009 to Jeff Ross regarding 2009 compensation.

99.6	Summary of Vesting Terms for Exhibits 99.1 to 99.5

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYBASE, INC.
Date: February 9, 2009	By:	/s/ Daniel R. Carl
		Name:	Daniel R. Carl
		Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Letter, dated February 5, 2009 to John S. Chen regarding 2009 compensation.

99.2	Letter, dated February 5, 2009 to Marty Beard regarding 2009 compensation.

99.3	Letter, dated February 5, 2009 to Steve Capelli regarding 2009 compensation.

99.4	Letter, dated February 5, 2009 to Raj Nathan regarding 2009 compensation.

99.5	Letter, dated February 5, 2009 to Jeff Ross regarding 2009 compensation.

99.6	Summary of Vesting Terms for Exhibits 99.1 to 99.5